UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2012 (August 13, 2012)

AXION INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-13111	84-0846389
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

180 South Street, Suite 104, New Providence, New Jersey	07974
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 542-0888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 13, 2012, Donald W. Fallon, our chief financial officer, concluded that reliance should no longer be afforded to the Company’s financial statements for the interim periods ended March 31, June 30, and September 30, 2011, for the fiscal year ended December 31, 2011, and for the interim period ended March 31, 2012. It came to Mr. Fallon’s attention that the Company failed to properly account for the amendments to the Company’s 10% Convertible Debentures, effective January 14, 2011, offered by the Company in consideration for the agreement by the holders of such debentures to extend the maturity date to June 30, 2012 and to eliminate the prohibition on paying dividends or distributions on any of the Company’s equity securities. The amendments agreed to by the Company included increasing the interest rate, reducing the conversion price and increasing the volume weighted average trading price at which the Company can force conversion of such debentures. In addition, pursuant to the terms of such amendments, for each calendar month after the original maturity dates that the debentures remained outstanding, the Company agreed to issue to each holder of such debentures a warrant exercisable for three years with an exercise price of $0.90 per share, for a number of shares of its common stock equal to 5% of the outstanding principal of such debentures divided by $0.90. The Company repaid such debentures on June 29, 2012.

The Company, through Mr. Fallon, discussed the issues described above with BDO USA, LLP, the Company’s current independent accountant, and with RBSM, LLP, the Company’s independent accountant for all quarterly reporting periods in December 31, 2011 and for the fiscal year then ended.

ITEM 7.01	Regulation FD Disclosure

On August 15, 2012, the Company issued a press release concerning the matters described in Item 4.02 of this Form 8-K. The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Copy of press release dated August 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 15, 2012	AXION INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Donald W. Fallon
Donald W. Fallon
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Copy of press release dated August 15, 2012